SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                         Community Bancorp of New Jersey
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies: Common Stock.

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee  is  offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date  Filed:

                                 March 22, 2002

To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Community Bancorp of New Jersey to be held on Thursday, April 18, 2002 at 5:00 P.M. at Freehold Gardens Hotel, 50 Gibson Place, Freehold, New Jersey.

          At the Annual Meeting, shareholders will be asked to consider and vote upon:

     1.   The   re-election  of  three  directors  to  the  Company's  Board  of
          Directors; and

          2.   Such other  business  as shall  properly  come  before the Annual
               Meeting.

     The Board of Directors of the Company believes that each of the proposals being submitted to the shareholders is in the best interests of the Company and its shareholders and urges you to vote in favor of each of these proposals.

                                Very truly yours,

                                /S/ROBERT D. O'DONNELL
                                ----------------------
                                ROBERT D. O'DONNELL
                                President and Chief Executive Officer

                         COMMUNITY BANCORP OF NEW JERSEY
                                 3535 Highway 9
                           Freehold, New Jersey 07728

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2002

     Notice is hereby given that the Annual Meeting of shareholders of Community Bancorp of New Jersey (the "Company") will be held at Freehold Gardens Hotel, 50 Gibson Place, Freehold, New Jersey on Thursday, April 18, 2002, at 5:00 P.M., for the purpose of considering and voting upon the following matters:


          1. The election of the three persons named in the accompanying Proxy Statement to serve as directors of the Company for a three (3) year term until the 2005 Annual Meeting;

          2.   Such other business as shall properly come before the Meeting.

     Shareholders of record at the close of business on March 15, 2002 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later dated proxy or by delivering a written notice of revocation to the Company.


                           BY ORDER OF THE BOARD OF DIRECTORS



                           /S/ROBERT D. O'DONNELL
                           ----------------------
                           ROBERT D. O'DONNELL
                           President and Chief Executive Officer


                    IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY

     You are urged to sign and return the enclosed proxy to the Company promptly in the envelope provided so that there may be sufficient representation at the Annual Meeting.

                         COMMUNITY BANCORP OF NEW JERSEY
                                 3535 Highway 9
                           Freehold, New Jersey 07728


                       PROXY STATEMENT FOR ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2002




     This Proxy Statement is being furnished to shareholders of Community Bancorp of New Jersey (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of shareholders to be held on Thursday, April 18, 2002 at 5:00 p.m. at Freehold Gardens Hotel, 50 Gibson Place, Freehold, New Jersey (the "Annual Meeting").


                       GENERAL PROXY STATEMENT INFORMATION

     The first date on which this Proxy Statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about March 22, 2002.

Outstanding Securities and Voting Rights

     The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting is March 15, 2002. Only shareholders of record as of that date will be entitled to notice of, and to vote at, the Annual Meeting.

     On the record date 2,014,729 shares of common stock, no par value per share, were outstanding and eligible to be voted at the Annual Meeting. Each share of common stock is entitled to one vote.

     All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of management's nominees to the Board of Directors, unless the shareholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their discretion unless the shareholder otherwise specifies in the proxy.

Revocability of Proxies

     Any shareholder giving a proxy has the right to attend and vote at the Annual Meeting in person. A proxy may be revoked prior to the Annual Meeting by sending written notice of revocation or a duly executed proxy bearing a later date to the Company, 3535 Highway 9, Freehold, New Jersey 07728, Attn: Robert D. O'Donnell, President. A proxy may be revoked at the Annual Meeting by filing written notice of such revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

Solicitation of Proxies

     This proxy solicitation is being made by the Board of Directors of the Company and the cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile by officers, directors and employees of the Company who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons and the Company will reimburse such persons for their reasonable expenses incurred in forwarding the materials.


                              ELECTION OF DIRECTORS

     The By-Laws of the Company provide that the number of directors shall not be less than 5 nor more than 25 and permit the exact number to be determined from time to time by the Board of Directors. The Board currently consists of 9 members.

     It is intended that the proxies solicited by the Board of Directors will be voted for the three persons named below (unless the shareholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election or service on the Board, the proxy solicited by the Board of Directors will be voted for such substituted nominee(s) as is (are) selected by the Board of Directors. The Board has no reason to believe that any of the named nominees are not available or will not serve if elected.

          Each candidate for director has been nominated to serve a three year term until the 2005 Annual Meeting of the Company and thereafter until his/her successor shall have been duly elected and shall have qualified. The names of the nominees for election and certain information about them are set forth in the following table:


                                                 NOMINEES FOR ELECTION AS DIRECTORS AT
                                                          2002 ANNUAL MEETING


   Name, Age and                            Principal Occupations                              Director        Term
   Position with the Bank                   During Past Five Years                             Since          Expires
   ----------------------                   ----------------------                             -----          -------
   Charles P. Kaempffer, CPA, 64            Certified Public Accountant                        1997            2002
   Vice Chairman of the Board

   William J. Mehr, Esq., 61                Senior Partner, Mehr, LaFrance                     1997            2002
                                             & Basen, Esq.
                                            (attorneys)
   Robert D. O'Donnell, 55                                                                     1998            2002
   President and Chief Executive Officer    President and Chief Executive Officer of the
                                            Company and the Bank; Formerly Senior Executive
                                            Officer of Amboy National Bank for over five (5)
                                            years



                                             Directors Whose Terms Continue Beyond the 2002
                                             Annual Meeting

   Name, Age and
   Position with the Bank                   Principal Occupations                             Director    Term
   Morris Kaplan, 47                        During Past Five Years                            Since         Expires
   -----------------                        ----------------------                            -----         -------

                                                                                               1997           2003
                                            President, Kaplan Companies
   Eli Kramer, 47                           (building and real estate development)
   Vice Chairman of the Board



                                       4


                                                                                               1997            2003
   Lewis Wetstein, M.D., 54                 Real Estate Developer

   Robert M. Kaye, 65                                                                          1997            2003
                                            Cardiothoracic Surgeon
                                                                                               1997            2004
                                            President and owner, the PRC Group (real estate
                                            development and management); also Chairman of
                                            the Board and Chief Executive Officer of
   Arnold Silverman, 57                     Metropolitan Financial Corp., a thrift holding
                                            company
                                                                                               1997            2004
                                            President, Pavillion Residential LTD
   Howard Schoor, 63                        (real estate development)
   Chairman of the Board
                                                                                               1997            2004
                                            Vice Chairman, D.R. Horton, Inc.--
                                            New Jersey (custom home builder)


          No director of the Company is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Bank Act of 1940, other than Mr. Robert M. Kaye, who is a director of Metropolitan Financial Corp., a reporting company under Section 12 of the Securities Exchange Act of 1934 and Mr. Charles P. Kaempffer, who is a director of Monmouth Capital Corporation, Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc., all reporting companies under Section 12 of the Securities Exchange Act of 1934.

Board Meetings; Committees of the Board

          During the fiscal year ended December 31, 2001, the Board of Directors of the Company held five (5) meetings. All Directors attended at least 75% of Company Board meetings and meetings of committees of the Company's Board on which such directors served. In addition, the Board of Directors of the Bank, on which all Directors of the Company serve, met thirteen (13) times during 2001.

          The Company maintains a Human Resources Committee which, among other activities, sets the compensation for executive officers of the Company and the Bank. During 2001, the Human Resources Committee consisted of Messrs. Kaplan, O'Donnell, Schoor and Silverman and met twice.

          The full Board acted as a nominating committee in 2001.

          The Board of Directors maintained an Audit Committee (the "Audit Committee") which consisted of Dr. Wetstein and Messrs. Kaempffer, Mehr and Silverman during the fiscal year ended December 31, 2001. The Audit Committee arranges for the Company's directors examinations through its independent certified public accountant, reviews and evaluates the recommendations of the directors examinations, receives all reports of examination of the Company and the Bank by regulatory agencies, analyzes such reports, and reports to the Company's Board the results of its analysis of the regulatory reports. This Committee also receives reports directly from the Company's internal auditing department and recommends any action to be taken in connection therewith. The Audit Committee met six (6) times in 2001.

Audit Committee Report

          The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's independent outsourced audit reviewers, both whom have unrestricted access to the Audit Committee.

          All Directors who serve on the Audit Committee are "independent" for purposes of the NASD listing standards. The Board has adopted a written charter for the Audit Committee setting for the audit related functions the Audit Committee is to perform. A copy of the Charter was previously filed with the SEC with the Proxy Statement for the 2001 Annual Meeting.

          In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and Grant Thorton, LLP, our independent auditors. We have discussed with Grant Thornton, LLP, the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). We also have received the written disclosures and letters from Grant Thornton, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of Grant Thornton their independence.

          Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-KSB for the fiscal year 2001 for filing with the U.S. Securities and Exchange Commission.



Dr. Lewis Wetstein
Charles P. Kaempffer
William J. Mehr, Esq.
Arnold Silverman

                          STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS


          The following table sets forth, as of February 28, 2002, certain information concerning the ownership of shares of the common stock by (i) each person who is known by us to own beneficially more than five percent (5%) of the issued and outstanding common stock, (ii) each director of the Company, (iii) each named executive officer described in the section of this Proxy Statement captioned "Executive Compensation," and (iv) all directors and executive officers as a group. Except as otherwise indicated, each individual named has sole investment and voting power with respect to the securities shown.


                                                                Number of Shares             Percent of
         Name of Directors and Executive Officers              Beneficially Owned(1)           Class
         ----------------------------------------              ---------------------           -----


         Charles P. Kaempffer, CPA, Vice Chairman
         of the Board                                               46,404 (2)                2.28%

         Morris Kaplan                                              59,079 (3)                2.91%

         Robert M. Kaye                                             29,966 (4)                1.48%

         Eli Kramer, Vice Chairman of the Board                     92,377 (5)                4.52%

         William J. Mehr                                             42,805(6)                 2.10%

         Robert D. O'Donnell, President and CEO                     68,297 (7)                 3.29%


         Howard Schoor, Chairman of the Board                      149,490 (8)                 7.31%

         Arnold Silverman                                           64,274 (9)                 3.15%

         Lewis Wetstein, M.D.                                       95,924 (10)                4.72%

         James Kinghorn, Executive Vice President                    9,710 (11)                0.48%

         Robert Babin, Senior Vice President                         5,361 (12)                0.27%

         All Directors and Executive Officers as
         Group (12 persons)                                        665,830                    29.43%


(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) Includes 2,271 shares held by a benefit plan of which Mr. Kaempffer is the beneficiary, 8,516shares held by his spouse, and 23,581 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(3) Includes 2,000 shares held jointly with Mr. Kaplan's son, and 15,632 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(4) Includes 15,064 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(5) Includes 20,645 shares held by trusts of which Mr. Kramer is trustee for the benefit of his children, 31,774 shares held by a pension plan for the benefit of Mr. Kramer, 11,708 shares held by Mr. Kramer's spouse, and 28,024 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(6) Includes 10,559 shares held by Mr. Mehr's spouse (deceased), 1,958 shares held in self directed IRAs for Mr. Mehr, and 20,174 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(7) Includes 63,526 shares purchasable upon exercise of stock options which may be exercised within sixty (60) days.

(8) Includes 3,066 shares owned by Mr. Schoor's spouse and 29,159 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(9) Includes 17,033 shares held in a self-directed IRA account for Mr. Silverman's benefit, 20,388 shares held in trusts for the benefit of Mr. Silverman's spouse and children, 1,703 shares held in an IRA for Mr. Silverman's spouse and 23,481 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(10) Includes 137 shares held jointly with Dr. Wetstein's son and 16,768 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(11) Includes 2,900 shares held in a self-directed IRA account for Mr. Kinghorn's benefit and 4,710 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.

(12) Includes 5,360 shares purchasable upon the exercise of stock options which may be exercised within sixty (60) days.


Compensation of the Board of Directors

     Directors of the Company are not paid a cash retainer or meeting fees in connection with their service on the Board of Directors of the Company. With regard to service on the Board of Directors of the Bank, the Bank has established a Director Deferred Compensation Plan pursuant to which the consideration each Director would have received for service on the Board of Directors of the Bank is paid into a trust and deferred until the time such Director reaches their stated retirement age from the Board. At that time, the deferred Director's fees, and all earnings on such fees, will be paid out to the Director over a ten year period. In the event in a change in control of the Company, each Director will be treated as if they have contributed the greater of five (5) years worth of Director fees into the plan or their actual contribution to the Plan. For the year ended 2001, each Bank Director who was not a full time employee of the Bank was credited with $7,200 in fees paid into the plan. In addition, members of the Board of Directors participate in the 1997 Stock Option Plan for Non-Employee Directors, the 1997 Stock Option Plan and the 2000 Stock Option Plan. Pursuant to these Plans, members of the Board of Directors have received stock options to purchase shares of our common stock, although no grants were issued in 2001.

Executive Compensation

     The following table sets forth a summary of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company for each of the last three fiscal years and the other executive officers of the Company whose cash remuneration exceeds $100,000.



                                              SUMMARY COMPENSATION TABLE
                                               Cash and Cash Equivalent
                                                Forms of Remuneration

                                                                                                    Long Term
                                                                                                    Compensation
                                                                                                    Securities
Name and Principal Position                            Annual          Annual       Other Annual    Underlying
----------------------------            Year           Salary         Bonus(2)      Compen-sation   Options
                                        ----           ------         --------     --------------   ---------

Robert D. O'Donnell,                   2001          $193,266          $75,570           (1)            1,500
--------------------
 President and Chief Executive         2000          $196,636          $57,600           (1)           11,550
Office                                 1999          $151,008          $25,350           (1)               --


James Kinghorn,
Executive Vice President                2001         $120,970          $35,000           (1)            1,500
and Senior Lending Officer              2000         $105,695          $25,000           (1)           10,500

Robert Babin
Senior Vice President                   2001          $92,098          $17,500           (1)            1,250
and Chief Information Officer           2000          $87,119          $10,000           (1)               --
                                        1999          $74,770           $3,500           (1)            8,516




(1) Other annual compensation includes expenses incurred for the use of an automobile. The Company believes the value of the personal use of such vehicle was less than 10% of the salary and bonus of each respective officer.

(2) Bonuses were earned in the years disclosed, although they may have been paid in subsequent years.

     On May 8, 1998, the Company retained Mr. Robert D. O'Donnell as President and Chief Executive Officer at an original base salary of $151,000. Mr. O'Donnell is also entitled to receive an annual increase of at least 10%, provided that the Company has met certain performance targets. Mr. O'Donnell will also be entitled to an annual cash bonus in an amount equal to 5% of our after tax net profit. If Mr. O'Donnell is terminated for any reason other than for "cause", he is entitled to continue to receive his then current base salary and bonus for the next twenty-four (24) months. In the event of a change in control of the Company, Mr. O'Donnell is entitled to twice his then current base salary and bonus, payable at the option of Mr. O'Donnell either in a lump sum, or over a period of twenty-four (24) months.

                               STOCK OPTION PLANS

     During 1997, the Bank's Board of Directors approved the 1997 Stock Option Plan, the 1997 Employee Stock Option Plan and the 1997 Option Plan for Non-Employee Directors. Under the 1997 Stock Option Plan, directors of the Bank, including employees who are directors of the Bank, may be granted non-qualified or incentive stock options. The 1997 Stock Option Plan provides for the grant of options to purchase up to 66,998 shares of common stock. Pursuant to the terms of the 1997 Stock Option Plan, options which qualify as incentive stock options under the Internal Revenue Code of 1986, must be granted at an exercise price of no less than 100% of the then current fair market value of the common stock and options which are non-statutory options may be granted at an exercise price to be determined by the Board of Directors at the time of grant, but no less than 85% of the then fair market value of the common stock.

     The 1997 Employee Stock Option Plan permits grants of options to purchase up to 56,778 shares of common stock. Under the 1997 Employee Stock Option Plan, grants may either be incentive stock options or non-qualified options. The 1997 Employee Stock Option Plan is administered by the Board of Directors, which has the authority to determine the officers and employees of the Bank who will receive options, whether the options will be incentive stock options or non-qualified options and, subject to the terms of the Plan, the exercise price for the options. Under the Plan, incentive stock options must have an exercise price of no less than 100% of the fair market value of the common stock on the date of grant, and non-qualified options may have an exercise price to be determined by the Board of Directors at grant, but no less than 85% of the fair market value of the common stock on the date of grant.

     The 1997 Stock Option Plan for Non-Employee Directors permits grants of options to purchase up to 51,100 shares of common stock. Under the 1997 Stock Option Plan for Non-Employee Directors, each director who is not an employee of the Company, upon the adoption of the Plan or when first appointed or elected a member of the Board, shall receive a grant of non-qualified options under
Section 422 of the Internal Revenue Code of 1986 to purchase 5,000 shares of the Company's common stock. The exercise price of the options will be the greater of $11.00 per share or 100 % of the fair market value of the common stock on the date of grant, whichever is greater.

     In May, 1998, the Board of Directors of the Bank adopted the 1998 Stock Option Plan pursuant to which options may be granted to employees of the Bank. The 1998 Stock Option Plan provides for the granting of options to purchase up to 56,778 shares of common stock. The terms of the 1998 Stock Option Plan are substantially similar to the terms of the 1997 Employee Stock Option Plan.

     In January, 2000, the Board of Directors of the Company adopted the 2000 Employee Stock Option Plan pursuant to which options may be granted to employees of the Company. The 2000 Employee Stock Option Plan provides for the granting of options to purchase up to 77,175 shares of common stock. The terms of the 2000 Employee Stock Option Plan are substantially similar to the terms of the 1997 Employee Stock Option Plan.

     In January, 2000, the Board of Directors of the Company also adopted the 2000 Stock Option Plan for Non-Employee Directors pursuant to which options may be granted to directors who are not employees of the Company. The 2000 Stock Option Plan for Non-Employee Directors provides for the granting of options to purchase up to 93,712 shares of common stock. Under the 2000 Stock Option Plan for Non-Employee Directors, the exercise price for the purchase of shares under the options is no less than 105% of the fair market value of the shares on the date of the grant.

     The following table sets forth information regarding stock option grants to the individuals named in the table above during 2001.



                                         Number of
                                        Securities
                                        Underlying                             Exercise or
                                       Options/SARS         % of Total         Base Price
Name                                  Granted (#)(1)       Options/SARS         ($/Share)        Expiration Date
----                                  --------------       ------------         ---------        ---------------


Robert D. O'Donnell,
 President and Chief
 Executive Office                          1,500               11.63              16.30             7/1/2011

James Kinghorn,                            1,500               11.63              16.30             7/1/2011
Executive Vice President
and Senior Lending Officer

Robert Babin,                              1,250               9.69%              16.30             7/1/2011
Senior Vice President
and Chief Information Officer

(1) As of December 31, 2001, 20% of these options were immediately exercisable. These options vest ratably over four years, commencing on the date of grant.


(2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 0%, expected volatility of 25%, risk free interest rate of 5.65%, and an expected life of five (5) years.


     The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in this Proxy Statement under the caption "Executive Compensation". No stock options were exercised by such executive officers during 2001.


                                                                                Value of Unexercised In-the-Money
                                  Number of Securities Underlying                     Options at FY-End (1)
                                 Unexercised Options at FY-End (#)                 (based on $ 16.10 per share)
                                     Exercisable/Unexercisable                    Exercisable/Unexercisable (1)
                                     -------------------------                    -----------------------------
          Name                   Exercisable          Unexercisable             Exercisable            Unexercisable
          ----                   -----------          -------------             -----------            -------------

                                                         41,331                 $125,810                  $91,154
Robert D. O'Donnell                57,462
James A. Kinghorn                   2,505                10,020                      9,250                 37,000
Robert Babin                        3,656                 6,110                      7,445                 11,170


(1) Market value of the underlying securities at year end (based upon the closing price on the NASDAQ National Market) minus the exercise price per share. Options vest and become exercisable over various periods not exceeding five years and are subject to acceleration in certain circumstances.

Certain Transactions with Management

     We have in the past and expect to continue in the future to undertake banking transactions with our directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more).

Required Vote

     Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy.

Recommendation

     The Board of Directors unanimously recommends a vote in favor of its nominees for Director.


                              INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 2001 were Grant Thornton, LLP. The Company's Board of Directors has appointed Grant Thornton, LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 2002. Grant Thornton, LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.


Audit Fees

     The Company was billed the aggregate amount of $56,625 for fiscal year 2001 for professional services rendered by Grant Thornton, LLP for audit of the Company's annual financial statements for 2001 and review of the financial statements included in the Company's forms 10-QSB during 2001. As disclosed below, the Company has not retained Grant Thornton, LLP to provide non-audit services during 2001.


Financial Information System Design and Implemental Fees

     The Company was not billed any amount for professional services related to Financial Information System Design and Implementation by Grant Thornton, LLP during 2001.


All Other Fees

     Other than the fees set forth above under Audit Fees, the Company was not billed for any services by Grant Thornton, LLP for fiscal year 2001.



                          COMPLIANCE WITH SECTION 16(a)

                   OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     The Company believes that all other persons subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2000.


                              SHAREHOLDER PROPOSALS

     Proposals of shareholders to be included in the Company's 2003 proxy material must be received by the Secretary of the Company no later than November 15, 2002.

     At the 2002 annual meeting of stockholders or special meeting in lieu thereof, the persons named as proxies in the Company's proxy for the meeting may vote the proxy in their discretion on any proposal received by the Company after November 15, 2001.


                                  OTHER MATTERS

     The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

     Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it in the enclosed envelope.